UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2012

HARBINGER GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 27th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Harbinger Group Inc. (“HGI”) is hereby providing its investors with certain financial and other information relating the previously announced: (a) agreement between HGI Energy Holdings, LLC, its wholly-owned subsidiary, and EXCO Resources, Inc., to enter into a joint venture transaction to form a partnership for the purpose of holding certain oil, gas and mineral leases and wells and certain related assets (the “EXCO/HGI Partnership”) and (b) agreement by and between Spectrum Brands, Inc., its majority-owned subsidiary, and Stanley Black & Decker, Inc. (“Stanley Black & Decker”) to acquire the residential hardware and home improvement business of Stanley Black & Decker and certain of its subsidiaries (“HHI”).

More specifically, HGI is also providing investors with: (i) a description of the expected business of EXCO/HGI Partnership, certain related financial statements and the related consent of KPMG LLP, filed with this report as Exhibits 99.1, 99.2 and 23.1, respectively, (ii) a description of the expected business of HHI and certain related financial statements, filed with this report as Exhibits 99.3 and 99.4, respectively, (iii) certain unaudited pro forma financial statements of HGI, filed with this report as Exhibit 99.4, (iv) a report and consent of Lee Keeling and Associates, Inc., independent consulting petroleum engineers of HGI, with respect to the properties expected to be contributed to EXCO/HGI Partnership, filed with this report as Exhibits 23.2 and 99.6, respectively; and (iv) HGI’s Certificate of Incorporation and Bylaws, as currently in effect, filed with this report as Exhibits 3.1 and 3.2.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Some of the statements contained in herein, including statements regarding the transaction to form the EXCO/HGI Partnership (the “Energy Transaction”) and the acquisition of the HHI business, and certain oral statements made by our representatives from time to time regarding the matters discussed herein are or may be forward-looking statements. Such forward-looking statements are based upon management’s current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by HGI and its representatives are based upon certain assumptions and describe future plans, strategies and expectations of HGI, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, the risk that closing of the acquisition of the HHI business or closing of the Energy Transaction will not occur, will be delayed or will close on terms materially different than expected, including, in the case of the Energy Transaction, (i) as a result of title and environmental diligence of properties to be acquired, commodity price risks, drilling and production risks, (ii) financing plans for the EXCO/HGI Partnership and the Energy Transaction, (iii) reserve estimates and values, statements about the EXCO/HGI Partnership’s properties and potential reserves and production levels. Other factors could cause actual results, events and developments to differ include, without limitation, the ability of HGI’s subsidiaries (including, following the closing of the Energy Transaction, the Partnership) to generate sufficient net income and cash flows to make upstream cash distributions, capital market conditions, that HGI may not be successful in identifying any suitable future acquisition opportunities, the risks that may affect the performance of the operating subsidiaries of HGI and those factors listed under the caption “Risk Factors” in HGI’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HGI does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Incorporation of Harbinger Group Inc.

3.2	Bylaws of Harbinger Group Inc.

23.1	Consent by KPMG LLP, regarding EXCO Resources, Inc.’s Certain Conventional and Natural Gas Properties

23.2	Consent by Lee Keeling and Associates, Inc.

99.1	Business Description of EXCO/HGI Partnership

99.2	Financial Statements of EXCO Resources, Inc.’s Certain Conventional and Natural Gas Properties

99.3	Business Description of HHI

99.4	Combined Financial Statements of the HHI Group for the Fiscal Years Ended December 31, 2011 and January 1, 2011 and Combined Financial Statements of the HHI Group for the Six Months Ended June 30, 2012 and July 2, 2011

99.5	Unaudited Pro Forma Condensed Combined Financial Statements of Harbinger Group Inc.

99.6	Report of Lee Keeling and Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

Date: December 11, 2012	By:	/s/ Thomas A. Williams
		Name:	Thomas A. Williams
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Incorporation of Harbinger Group Inc.

3.2	Bylaws of Harbinger Group Inc.

23.1	Consent by KPMG LLP, regarding Exco Resources, Inc.’s Certain Conventional Oil and Natural Gas Properties

23.2	Consent by Lee Keeling and Associates, Inc.

99.1	Business Description of EXCO/HGI Partnership

99.2	Financial Statements of Exco Resources, Inc.’s Certain Conventional Oil and Natural Gas Properties

99.3	Business Description of HHI

99.4	Combined Financial Statements of the HHI Group for the Fiscal Years Ended December 31, 2011 and January 1, 2011 and Combined Financial Statements of the HHI Group for the Six Months Ended June 30, 2012 and July 2, 2011

99.5	Unaudited Pro Forma Condensed Combined Financial Statements of Harbinger Group Inc.

99.6	Report of Lee Keeling and Associates, Inc.